UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 3, 2008
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

1-143 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	38-0572515 (I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits
Press Release on Rick Wagoner’s announcements and a Presentation by Fritz Henderson at GM’s Annual Meeting

ITEM 8.01	OTHER EVENTS
On Tuesday, June 3, 2008, GM issued a press release on the announcements made by Rick Wagoner, Chairman and CEO before GM’s annual meeting of stockholders. In addition, Fritz Henderson, President and Chief Operating Officer gave a presentation to analysts and the financial press in conjunction with GM’s annual meeting of stockholders. The press release and presentation are incorporated as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS

Exhibits	Description	Method of Filing
Exhibit 99.1	Press Release on announcements made by R. Wagoner and Presentation by F. Henderson	Attached as Exhibit

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: June 3, 2008	By:	/s/Nick S. Cyprus
Nick S. Cyprus, Controller and
Chief Accounting Officer